UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2019

American Electric Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Florida	000-24575	59-3410234
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6575 West Loop South, #500 Bellaire, TX		77401
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (832) 241-6330

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.001 par value	AETI	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a Special Meeting of Stockholders held on July 17, 2019 (the “Special Meeting”) the stockholders of the Company approved an amendment to the Articles of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 shares to 300,000,000 shares, which amendment became effective on July 18, 2019. The text of the Articles of Amendment to the Articles of Incorporation is attached hereto as Exhibit 3.1

Item 5.07   Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the stockholders of the Company voted as set forth below on the following proposals, each of which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2019 (the “Proxy Statement”).

Of the 11,603,703 eligible votes as of the record date of May 29, 2019, a quorum of 10,839,360 votes, or approximately 93.41% of the eligible votes, were present in person or by proxy.

The final voting results for each matter submitted to a vote at the Special Meeting are as follows:

Proposal 1.   To approve the issuance of our common stock in connection with the acquisition of Stabilis Energy LLC and its subsidiaries:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
7,904,013	24,013	2,892,134	2,892,134

Proposal 2.   To approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 300,000,000 shares:

Votes For	Votes Against	Votes Abstained
10,543,430	210,855	85,075

Proposal 3.   To authorize the Board of Directors to effect a reverse stock split of our common stock at a ratio between 1:2 to 1:8 to be determined by our Board of Directors:

Votes For	Votes Against	Votes Abstained
10,524,920	208,479	105,961

Proposal 4.   To authorize an amendment to our Articles of Incorporation to change our name to Stabilis Energy, Inc.

Votes For	Votes Against	Votes Abstained
10,684,583	70,475	84,302

Item 8.01 Other Events.

On July 18, 2019 the Company issued a press release announcing that the Company’s stockholders approved the proposals related to the pending share exchange transaction with Stabilis Energy LLC and its subsidiaries (“Stabilis”) at the Special Meeting. The text of the press release is attached hereto as Exhibit 99.1

Item 9.01   Financial Statements and Exhibits.

     (d) Exhibits

Exhibit

Number

3.1             Articles of Amendment to Articles of Incorporation filed with the Florida Division of Corporations on July 18, 2019 increasing authorized common stock to 300,000,000 shares.

99.1

Press release issued July 18, 2019 announcing that the Company’s stockholders approved the proposals related to the pending share exchange transaction with Stabilis Energy LLC and its subsidiaries (“Stabilis”) at the Special Meeting of Stockholders held July 17, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ELECTRIC TECHNOLOGIES, INC.

Date: July 22, 2019	By:	/s/ Peter Menikoff
	Name:	Peter Menikoff
	Title:	Chairman and Chief Executive Officer